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                          EXHIBIT 99.3

                 CLINICAL AFFILIATION AGREEMENT

     This Clinical Affiliation Agreement (this "Agreement") is made and entered into as of March __, 2005, between Deaconess College of Nursing LLC, a Delaware limited liability company (the "College") and Forest Park Hospital Corporation #1, a Missouri corporation ("FPH").

                            RECITALS

     WHEREAS, the College offers to enrolled students a degree program in the field of nursing;

     WHEREAS,   FPH   operates   a  comprehensive   medical   and
educational facility in St. Louis, Missouri (the "Facility");

     WHEREAS, the College desires to provide to its students a clinical learning experience though the application of knowledge and skills in actual patient-centered situations in a medical and educational facility; and

     WHEREAS, FPH desires to make the Facility available to the College for such purposes.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:

1.   RESPONSIBILITIES OF THE COLLEGE.

     a. Clinical Program. The College shall be responsible for the implementation and operation of the clinical component of its program at the Facility (the "Program"), which Program, including all courses, shall be approved in advance by FPH.

          (1) The clinical component of the Program that involves instructor-guided patient care activities shall include, but not be limited to the following:

                (a) orientation of students to the clinical experience at the Facility;

                (b) provision of classroom theory and practical instruction to students prior to their clinical assignment at the Facility;

                (c) preparation of student/patient assignments and rotation plans for each student and coordination of same with FPH;

                (d) explanation of and compliance with the policies and procedures at the Facility;

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                (e)  continuing oral and written communication with FPH
                regarding student performance and evaluation, absences and assignments of students, and other pertinent information;

                (f) supervision of students and their performance at the Facility;

                (g) participation with the students, in FPH's quality assurance and related programs; and

                (h) performance of such other duties as may from time to time be agreed between the College and FPH.

          (2) The clinical component of the Program that involves preceptor-guided experiences shall include, but not be limited to, the following:

                (a) designation of a person or persons to coordinate and act as liaison with appropriate FPH personnel;

                (b) provision of a list of participants to appropriate department(s) at the Facility;

                (c) provision of classroom theory and practical instruction to students prior to their clinical experience at the Facility;

                (d) coordination of clinical experiences with preceptor at the Facility;

                (e) explanation of and compliance with the policies and procedures at the Facility; and

                (f) continuing oral and written communication with preceptor regarding student performance and evaluation, absences, and assignments of students, and other pertinent information.

     b. Clinical Rotations. During the initial term of this Agreement, the College shall ensure that all on-campus (but not on-line) Bachelor of Science in Nursing (BSN) students and all on-campus and on-line Associate of Science in Nursing (ASN) students complete at least one rotation through the Facility.

     c. All students, faculty, employees, agents and representatives of the College participating in the Program at the Facility
     ("Program Participants") shall be subject to the direction of the Facility's administrator with respect to the Facility.

     d.   Other responsibilities.

          (1) Insurance. The College shall maintain for itself and shall provide to the Program Participants or require that Program Participants obtain and maintain appropriate general and professional liability insurance coverage in amounts of at least $1,000,000 per occurrence and $3,000,000 in aggregate.

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          (2)  Health of Participants.  The College shall provide to FPH information provided to the College, and such other information as required by FPH from time-to-time, showing that each Program Participant is free from contagious disease and does not otherwise present a health hazard to FPH or its students, residents, clients, patients, employees, volunteers or guests prior to his or her participation in the Program. Such information shall include without limitation the results of a recent tuberculin skin test, chest x-ray and physical examination and evidence of immunity from rubella and measles. The College and/or the Program Participant shall be responsible for arranging for the Program Participant's medical care and/or treatment, if necessary, including transportation in case of illness or injury while participating in the Program at the Facility. In no event shall FPH be financially or otherwise responsible for said medical care and treatment.

          (3) Dress Code; Breaks. The College shall require the students to dress in accordance with appropriate dress and personal appearance standards approved by the College. Such standards shall be compatible with FPH's standards regarding the same. All Program Participants shall remain on the Facility premises for breaks, including meals. Program participants shall pay for their own meals at the Facility.

          (4) Performance of Services. All faculty provided by the College shall be duly licensed, certified or otherwise qualified to participate in the Program at the Facility. The College shall have a specially designated staff for the performance of the services specified herein. The College and all Program Participants shall perform its and their duties and services hereunder in accordance with all relevant local, state, and federal laws and shall comply with the standards and guidelines of all applicable accrediting bodies and the bylaws, rules and regulations of FPH and any rules and regulations of the College as may be in effect from time to time.

          (5) OSHA Compliance. The College shall be responsible for compliance by Program Participants with the final regulations issued by the Occupational Safety and Health Administration governing employee exposure to bloodborne pathogens in the workplace under Section VI(b) of the Occupational Safety and Health Act of 1970, which regulations became effective March 6, 1992, and as may be amended or superseded from time to time (the "Regulations"), including, but not limited to responsibility as the "employer" to provide all employees with (a) information and training about the hazards associated with blood and other potentially infectious materials, (b) information and training about the protective measures to be taken to minimize the risk of occupational exposure to bloodborne pathogens, (c) training in the appropriate actions to take in an emergency involving exposure to blood and other potentially infectious materials, and
          (d) information as to the reasons the employee should participate in hepatitis B vaccination and post-exposure evaluation and follow-up. The College's responsibility with respect to the Regulations also shall include the provision of the hepatitis B vaccination in accordance with the Regulations.

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          (6)  HIPAA.  The College shall be responsible for compliance by
          Program Participants with applicable provisions of the Health Insurance Portability and Accountability Act of 1996 ("HIPAA") and the regulations promulgated thereunder.

2.   Responsibilities of FPH.

     a. FPH shall accept the students assigned to the Program by the College and cooperate in the orientation of all Program
     Participants  to  the  Facility.   FPH  shall  provide   the
     opportunities for such students, who shall be supervised by either the instructor or preceptor, to observe and assist in
     various  aspects  of patient and related  care.   FPH  shall
     coordinate the College's rotation and assignment schedule with FPH's schedule and those of other educational institutions. FPH shall at all times retain ultimate control of the Facility. FPH shall at all time retain ultimate responsibility for patient and related care.

     b. Upon the request of the College, FPH shall assist the College in the evaluation of each Program Participant's performance in the Program. However, the College shall at all times remain solely responsible for the evaluation and grading of Program Participants.

     c. Insurance. FPH shall maintain for itself appropriate general and professional liability insurance coverage in amounts of at least $1,000,000 per occurrence and $3,000,000 in aggregate.

3. MUTUAL RESPONSIBILITIES. The parties shall cooperate to fulfill the following mutual responsibilities:

     a. Students shall be treated as trainees who have no expectation of receiving compensation or future employment from FPH or the College.

     b. Any courtesy appointments to faculty or staff by either FPH or the College shall be without entitlement of the individual to compensation or benefits for the appointed party.

4.   WITHDRAWAL OF PROGRAM PARTICIPANTS.

     a. FPH may immediately remove from the premises any student who poses an immediate threat or danger to personnel or to the quality of medical services or for unprofessional behavior.

     b. FPH may request the College to withdraw or dismiss a student or other Program Participant from the Program when his or her clinical performance is unsatisfactory to FPH or his or her behavior, in FPH's discretion, is disruptive or detrimental to the Facility and/or its patients. In such event, said Program Participant's participation in the Program shall immediately cease. Subject to the provisions of Section 4.a. above, it is understood that only the College can dismiss the Program Participant from the Program.

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5.   INDEPENDENT CONTRACTOR.  The parties hereby acknowledge that they are independent contractors, and neither the College nor any of its agents, representatives, employees, students or Program
Participants  are  employees of FPH.   In  no  event  shall  this
Agreement be construed as establishing a partnership or joint venture or similar relationship between the parties hereto. Each party shall be liable for its own debts, obligations, acts and omissions, including the payment of all required withholding,
social   security  and  other  taxes  or  benefits.   No  Program
Participant shall look to FPH for any salaries, insurance or other benefits. The provisions of this Section 5 shall survive expiration or other termination of this Agreement regardless of the cause of such termination.

6. NON-DISCRIMINATION. There shall be no discrimination on the basis of race, national origin, religion, creed, sex, age, veteran status, or handicap in either the selection of students for participation in the Program, or as to any aspect of the clinical training; provided, however, that with respect to handicap, the handicap must not be such as would, even with reasonable accommodation, in and of itself preclude the student's effective participation in the Program.

7.   TERM; TERMINATION.
     a. The initial term of this Agreement shall be ten (10) years, commencing on the date hereof. After the initial term, this Agreement can be terminated in accordance with Section 7(b). Notwithstanding the foregoing, this Agreement can be terminated upon 60 days notice by either party, after material breach by the non-terminating party of its obligations hereunder and failure to cure such breach within 30 days after receipt of notice thereof.

     b. Except as otherwise provided herein, either party may terminate this Agreement at any time after the initial term without cause upon at least one year's prior written notice, provided that all students currently enrolled in the Program at the time of notice of termination shall be given the opportunity to complete their Program.

8. INDEMNIFICATION. Each party shall indemnify and hold harmless the other party and the other party's officers, directors, employees and agents, against and from any liability, loss, damage, cost and expense (including reasonable attorneys' fees and costs of litigation) arising out of or resulting from the willful misconduct, gross negligence of, or breach of this Agreement by, such party in performing its obligations under this Agreement; provided, however, that neither party shall be liable for loss of profit or any other incidental damages to the other party. The indemnification provided for in this Section 8 shall survive the termination of this Agreement.

9. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, oral or written, and all other communications between the parties relating to such subject matter. This Agreement may not be amended or modified except by mutual written agreement signed by each party hereto.

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10.  SEVERABILITY.  If any provision of this Agreement is held to be invalid or unenforceable for any reason, this Agreement shall remain in full force and effect in accordance with its terms disregarding such unenforceable or invalid provision.

11. CAPTIONS. The captions contained herein are used solely for convenience and shall not be deemed to define or limit the provisions of this Agreement.

12. NO WAIVER. Any failure of a party to enforce that party's right under any provision of this Agreement shall not be construed or act as a waiver of said party's subsequent right to enforce any of the provisions contained herein.

13. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the state of Delaware without regard for the conflicts of laws provisions thereof. The provisions of this Section 13 shall survive expiration or other termination of this Agreement regardless of the cause of such termination.

14. ASSIGNMENT; BINDING EFFECT. Neither party hereto may assign or transfer any of its rights, duties or obligations under this Agreement, in whole or in part, without the prior written consent of the other party. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns.

15. NOTICES. All notices hereunder by either party to the other shall be in writing, delivered personally, by certified or registered mail, return receipt requested, or by overnight courier, and shall be deemed to have been duly given when delivered and shall be addressed as follows:

     If to the College:    Deaconess College of Nursing LLC
                           6150 Oakland Avenue
                           St. Louis, MO 63139
                           Attn:  President

     With a copy to:       DeVry Inc.
                           1 Tower Lane
                           Oakbrook Terrace, IL  60181
                           Attn:  General Counsel

     If to FPH:            Forest Park Hospital Corporation #1
                           6150 Oakland Avenue
                           St. Louis, MO 63139
                           Attn:  Chief Nursing Officer

     With a copy to:       Doctors Community Healthcare
                           Corporation
                           6720 N. Scottsdale Road, Suite 275
                           Scottsdale, AZ 85253
                           Attn:  David Denslaw

or to such other persons or places as either party may from time to time designate by written notice to the other.

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                     [Signature pages follow]

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     IN  WITNESS  WHEREOF, each of the parties  hereto  has  duly executed this Agreement as of the date first written above.

                              DEACONESS COLLEGE OF NURSING LLC

                              By:
                              ___________________________________

                              Name:
                              Title:

                              FOREST PARK HOSPITAL
                              CORPORATION #1

                              By:
                              ___________________________________

                              Name:
                              Title: